Exhibit 1.2

                       Sun International Hotels Limited

             [Ordinary][Preference] Shares[; Warrants to Purchase
                        [Ordinary][Preference] Shares]

                            Underwriting Agreement



To the Representatives named in
Schedule I hereto of the Underwriters
named in Schedule II hereto



                                                        New York, New York
                                                           _______ , 20___

Ladies and Gentlemen:

     Sun International Hotels Limited, an international business company organized under the laws of the Commonwealth of The Bahamas ("Sun International" or the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the number of [Ordinary] [Preference] Shares of the Company, [$ par value] ("[Ordinary][Preference] Shares") set forth in Schedule I hereto [and warrants ("Warrants") to purchase the number of [Ordinary][Preference] Shares of the Company set forth in
Schedule I hereto,][; and the persons named in Schedule III hereto (the "Selling Stockholders") propose to sell to the several Underwriters the number of [Ordinary][Preference] Shares set forth in Schedule III hereto] (said shares to be issued and sold by the Company [and shares to be sold by the Selling Stockholders collectively] being hereinafter called the "Underwritten Securities"). The Company [and the Selling Stockholders] also propose[s] to grant to the Underwriters an option to purchase up to the number of additional [Ordinary][Preference] Shares [Warrants] set forth in Schedule II and Schedule III, respectively, hereto to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). To the extent that there is not more than one Selling Stockholder named in Schedule III, the term Selling Stockholder shall mean either the singular or plural. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate.

     The Company has filed with the Commission a registration statement on Form F-3 (No. 333-_______) for the registration of the Securities under the Act, and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the Act (the "Act Regulations"), and the Company has filed such pre-effective amendments thereto as may be required. Such registration statement (as so amended, if applicable) has been


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declared effective by the Commission. Such registration statement (as so amended, if applicable); and the final prospectus dated ____________ and the final prospectus supplement relating to the offering of the Securities, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Exchange Act. A "preliminary prospectus" shall be deemed to refer to any prospectus contained in the registration statement before it became effective, any prospectus used before the registration statement became effective and any prospectus that omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the Act Regulations that was used after such effectiveness and prior to the Execution Time. For purposes of this Underwriting Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Underwriting Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, and all references in this Underwriting Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be. All capitalized terms used and not defined herein shall have the meaning set forth in the Registration Statement, Prospectus or preliminary prospectus as the case may be.

     1. REPRESENTATIONS AND WARRANTIES. [(i)] The Company represents and warrants to, and agrees with, each Underwriter that:

     (a) The Company has reasonable grounds to believe that the Registration Statement was filed on the proper form under the Act. The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

     (b) At the time the Registration Statement became effective and at the Closing Date, the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Act and the Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the date of the Prospectus and at the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), did


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not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the representations and warranties in this subsection (a) shall not apply to (i) statements in or omissions from the Registration Statement or the Prospectus and any amendments and supplements thereto, made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the Underwriters specifically for use in the Registration Statement or the Prospectus and any amendments and supplements thereto (the "Underwriter Information"), (ii) statements in or omissions from the Registration Statement or the Prospectus and any amendments and supplements thereto, made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the Selling Stockholders specifically for use in the Registration Statement or the Prospectus and any amendments and supplements thereto (the "Selling Stockholder Information") and (iii) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of any trustee.

     Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Securities will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (c) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus (the "Incorporated Documents"), at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations") and, when read together with the other information in the Prospectus, at the date of the Prospectus and at the Closing Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) No contract or document which is required to be described in the Registration Statement, the Prospectus or an Incorporated Document or to be filed as an exhibit to the Registration Statement or an Incorporated Document is not described or filed as required.

     (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted or is proposed to be conducted (as discussed in the Prospectus) and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could not, singly or in the aggregate, have a material adverse effect on the properties, results of operations, financial


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condition or prospects of the Company and its subsidiaries, taken as a whole
(a "Material Adverse Effect").

     (g) The capitalization of the Company is as set forth in the Prospectus under the caption "Capitalization." All of the issued and outstanding shares of capital stock of, or other ownership interests in, each of the subsidiaries of the Company have been duly authorized and validly issued and fully paid and non-assessable, and owned by the Company, free and clear of any security interest, mortgage, pledge, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien") and of any restrictions on transfer, voting trusts or other defects of title whatsoever except for the pledges of the shares of the Company's subsidiaries under the Fourth Amended and Restated Revolving Credit Agreement dated as of November 9, 2001, as amended, among Sun International Bahamas Limited, the Company, SINA, certain of the Company's subsidiaries, certain financial institutions and Canadian Imperial Bank of Commerce, as administrative agent (as such agreement may be amended, supplemented, restated or replaced, the "Existing Credit Agreement"). There are no outstanding subscriptions, rights, warrants, options, calls, convertible or exchangeable securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company, except as disclosed in the Prospectus.

     (h) [The Securities have been duly authorized and validly issued, are fully paid and non-assessable and free of preemptive rights;] [Upon the exercise of the Securities and the payment of the exercise price contained therein, the [Ordinary Shares][Preference Shares] to be issued upon such exercise will be dully authorized, validly issued, fully paid and non-assessable and free of any preemptive rights;] the Securities conform to the description thereof contained in the Prospectus; the stockholders of the Company have on preemptive rights with respect to the Securities; and the Securities when so issued, delivered and sold, will conform, to the description thereof contained in the Prospectus.

     [(i) The Warrant Agreement by and between the Company and ______________, as warrant agent (the Warrant Agreement"), has been duly authorized and validly executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms.]

     (j) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; the relinquishment agreement between Trading Cove Associates ("TCA") and the Mohegan Tribe conforms in all material respects to the description thereof contained in the Prospectus; each of the agreements described in the Prospectus to which the Company, any of its subsidiaries, Sun International Management Limited ("SIML") or TCA is a party conforms in all material respects to the description thereof contained in the Prospectus, and the Company believes that each such agreement is effective and enforceable against the other party, except as disclosed in the Prospectus.

     (k) Neither the Company nor any of its subsidiaries is (i) in violation of its respective charter or by-laws, (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, or (iii) in default in the performance of any obligation, bond, agreement, debenture, note, or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them is bound, or to which any of the property of the Company or any of its subsidiaries is subject except, in the case of clauses (ii) and (iii), for such defaults that could not reasonably be expected to have a Material Adverse Effect.

     (l) The Company has all the requisite corporate power to execute, deliver and perform its obligations under this Agreement and to authorize, issue and sell the Securities being sold by it. The execution, delivery and performance of this Agreement, the issuance and sale of the Securities, compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except those already received and such as may be required under state securities laws or Blue Sky laws) and will not conflict with or constitute a breach or violation of (i) any of the charters or by-laws of the Company or any of its subsidiaries, (ii) any of the terms or provisions of, or constitute a default under or cause an acceleration of, any obligation, bond, agreement or condition contained in any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them is bound, or to which any of the property of the Company or any of its subsidiaries is subject or (iii) any laws, administrative regulations or rulings or orders of any court or governmental agency, body or official having jurisdiction over the Company, any of its subsidiaries or their respective properties, except in the case of clauses (ii) and (iii) for such conflicts, breaches or violations that could not reasonably be expected to have a Material Adverse Effect.

     (m) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental body, agency or official which prevents the issuance of the Securities, prevents or suspends the use of the Registration Statement or the Prospectus or suspends the sale of the Securities in any jurisdiction referred to in Section 4(a) hereof; no injunction, restraining order or order of any nature by any foreign, federal or state court of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Securities or the use of the Registration Statement or the Prospectus in any jurisdiction referred to in Section 4(a) hereof; and no action, suit or proceeding before any court or arbitrator or any governmental body, agency or official, domestic or foreign, is pending against or, to the best knowledge of the Company, threatened against, the Company or any of its subsidiaries which, if adversely determined, could interfere with or adversely affect the issuance of the Securities or in any manner draw into question the validity of this Agreement or Securities.

     (n) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, pending against or, to the knowledge of the Company, affecting the Company or any of its subsidiaries or any of their respective assets or properties, which could have a Material Adverse Effect, or which could materially and adversely affect the performance by the Company of its obligations pursuant to this Agreement or the transactions contemplated hereby and, to the best knowledge of the Company, except as disclosed in the Registration


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Statement or the Prospectus no such action, suit or proceeding is threatened or contemplated.

     (o) Except as disclosed in the Registration Statement or the Prospectus (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign laws or regulations relating to pollution or protection of human health or the environment (collectively, the "Environmental Laws"); and
(ii) (A) neither the Company nor any of its subsidiaries has received any communication (written or oral), whether from a governmental authority or otherwise, alleging any such violation or noncompliance, and there are no circumstances, either past or present or that are reasonably foreseeable, that could reasonably be expected to lead to such violation in the future, (B) there is no pending or, to the best of the Company's knowledge, threatened claim, action, investigation or notice (written or oral) by any person or entity alleging potential liability for investigatory, cleanup, or governmental responses costs, or natural resources or property damages, or personal injuries, attorneys' fees or penalties, relating to (x) the presence in or release into the environment of any emissions, discharges or releases of toxic or hazardous substances, materials or wastes or petroleum and petroleum products at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past, or (y) circumstances forming the basis of any violation or alleged violation of any Environmental Law (collectively, "Environmental Claims") and (C) to the best knowledge of the Company, there are no past or present actions, activities, circumstances, conditions, events or incidents that could form the basis of any Environmental Claim against the Company or any of its subsidiaries, now or in the past, or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law, in each of clauses (i) and (ii) that could reasonably be expected to have a Material Adverse Effect.

     (p) Except as disclosed in the Prospectus (i) each of the Company, its subsidiaries, [its directors and executive officers named in Item 10 in its Annual Report on Form 20-F for its most recent fiscal year] [the persons listed as executive officers under the caption "Management" in the Prospectus] (the "executive officers") , TCA and SIML has all certificates, consents, exemptions, orders, permits, licenses, authorizations or other approvals or rights of and from, and has made all declarations and filings with, all foreign, federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, including, without limitation, all such authorizations with respect to engaging in gaming, hotel and resort operations, as applicable, in The Bahamas, Connecticut, New Jersey, Mauritius and the Maldives required to own, lease, license and use its properties and assets and to conduct its current business in the manner described in the Prospectus (each, an "Authorization"), except to the extent that the failure to possess such Authorizations could not reasonably be expected to have a Material Adverse Effect; (ii) all such Authorizations are valid and in full force and effect, except as could not reasonably be expected to have a Material Adverse Effect; (iii) each of the Company, its subsidiaries, each of its executive officers, TCA and SIML is in compliance in all respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto, except as could not reasonably be expected to have a Material Adverse Effect, and (iv) none of the Company, its subsidiaries, its executive officers, SIML nor TCA has received any notice of proceedings relating to the revocation or modification of any such Authorization and no such Authorization contains any restrictions except as could not reasonably be expected to have a

Material Adverse Effect. Except as disclosed in the Prospectus, none of the Company, any of its subsidiaries, any of its executive officers, SIML nor TCA has any reason to believe that (i) any Regulatory Authority (as defined below) is considering modifying, limiting, conditioning, suspending, revoking or not renewing any such Authorizations of the Company, any of its subsidiaries, any of its executive officers, SIML or TCA or (ii) that the National Indian Gaming Commission, the Bureau of Indian Affairs, or regulatory authorities in The Bahamas, Connecticut, New Jersey, Mauritius or the Maldives (collectively the "Regulatory Authorities"), or any other governmental agencies are investigating the Company, any of its subsidiaries, SIML or TCA or related parties (other than normal overseeing reviews of the Regulatory Authorities incident to the gaming, hotel or casino activities of the Company, its subsidiaries, any of its executive officers, SIML and TCA), which investigation could reasonably be expected to have a Material Adverse Effect.

     (q) Except as disclosed in the Prospectus or as could not reasonably be expected to have a Material Adverse Effect, the Company and each of its subsidiaries has good and valid title, free and clear of all Liens except Liens for taxes not yet due and payable and except for the pledges under Existing Credit Agreement, to all property and assets described in the Prospectus as being owned by it and such properties and assets are in the condition and suitable for use as so described. All leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which could reasonably be expected to have a Material Adverse Effect.

     (r) The Company maintains insurance at least in such amounts and covering at least such risks as is adequate for the conduct of its businesses and the value of its properties.

     (s) The accountants, Arthur Andersen LLP (or other accountants of national standing selected by the Company), that have certified the applicable financial statements of the Company, filed with the Commission, are independent public accountants with respect to such corporations as applicable, as required by the Act.

     (t) The financial statements, together with the related schedules and notes included in the Prospectus, comply as to form in all material respects with the requirements of the Act and present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP") consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Prospectus are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. [The pro forma financial statements and other pro forma financial information included in the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein, except that Regulation S-X of the Act


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does not require, and does not provide rules and guidelines with respect to presentation of the financial statements for the last twelve months ended ____________.]

     (u) Except as described in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus and up to the Closing Date (i) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries, singly or in the aggregate, nor entered into any material transaction not in the ordinary course of business, (ii) there has been no decision or judgment in the nature of litigation, administrative or regulatory proceedings or arbitration that could reasonably be expected to have a Material Adverse Effect and (iii) there has not been any material adverse change or any development which could involve, singly or in the aggregate, a material adverse change, in the properties, results of operations, financial condition or prospects of the Company and its subsidiaries, taken as a whole (any of the items set forth in clauses (i), (ii) or (iii) of this paragraph (r), a "Material Adverse Change").

     (v) Neither the Company nor any of its subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") or (ii) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     (w) No authorization, approval, consent or order of, or filing with, any court or governmental body, agency or official, including the Regulatory Authorities, is necessary in connection with the transactions contemplated by this Agreement except such as may be required by the state securities or Blue Sky laws or regulations; neither the Company nor any of its affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba; each of this Agreement, the Registration Statement and the Prospectus has been presented to the Regulatory Authorities to the extent required by law, and such documents and the transactions contemplated hereby or thereby have been approved by or on behalf of the Regulatory Authorities to the extent required by law, and such approvals have not been revoked, modified or rescinded.

     (x) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (y) All material Tax (as defined below) returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed and all such returns are true, complete and correct in all material respects. All material Taxes that are due or claimed to be due from the Company and its subsidiaries have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by adequate proceedings and, in either


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case, for which adequate reserves have been established on the books and records of the Company and its consolidated subsidiaries in accordance with GAAP. The Company and its subsidiaries are not parties to any material pending action, proceeding, inquiry or investigation by any governmental authority for the assessment or collection of Taxes, nor does the Company have any knowledge of any such proposed or threatened action, proceeding, inquiry, or investigation. For purposes of this Agreement, the terms "Tax" and "Taxes" shall mean all federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additional to tax, or penalties applicable thereto.

     (z) None of the Company nor any agent acting on its behalf has taken or will take any action that is reasonably likely to cause the issuance or sale of the Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect on the Closing Date.

     (aa) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against it in accordance with its terms, except (i) to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principles of equity and
(ii) as rights to indemnity and contribution hereunder may be limited by applicable law.

     (bb) No holder of any security of the Company has or will have any right to require the registration of such security by virtue of any transaction contemplated by this Agreement [or the Warrant Agreement].

     (cc) The Company has not (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the initial filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

     (dd) Each certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection herewith shall be deemed to be a representation and warranty by the Company or such subsidiary to the Underwriters as to the matters covered thereby.

     [ (ii) Each Selling Stockholder represents and warrants to, and agrees with, each Underwriter that:

     (a) Such Selling Stockholder is the lawful owner of the Securities to be sold by such Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Stockholder will convey to the Underwriters good and marketable title to such Securities, free and clear of all liens, encumbrances, equities and claims whatsoever.

     (b) Such Selling Stockholder has not taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

     (c) Certificates in negotiable form for such Selling Stockholder's Securities have been placed in custody, for delivery pursuant to the terms of this Agreement, under a Custody Agreement and Power of Attorney duly authorized (if applicable) executed and delivered by such Selling Stockholder, in the form heretofore furnished to you (the "Custody Agreement") with ______________________________, as Custodian (the "Custodian"); the Securities represented by the certificates so held in custody for each Selling Stockholder are subject to the interests hereunder of the Underwriters; the arrangements for custody and delivery of such certificates, made by such Selling Stockholder hereunder and under the Custody Agreement, are not subject to termination by any acts of such Selling Stockholder, or by operation of law, whether by the death or incapacity of such Selling Stockholder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of such Securities hereunder, certificates for the Securities will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

     (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

     (e) Neither the sale of the Securities being sold by such Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder or the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or [the charter or by-laws of such Selling Stockholder or] the terms of any indenture or other agreement or instrument to which such Selling Stockholder [or any of its subsidiaries] is a party or bound, or any judgment, order or decree applicable to such Selling Stockholder [or any of its subsidiaries] or any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder [or any of its subsidiaries].

     (f) Such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in this Section 1 are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries; and the sale of Securities by such Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto.

     (g) In respect of any statements in or omissions from the Registration Statement or the Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by any Selling Stockholder specifically for use in connection with the preparation thereof, such Selling Stockholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraph (i)(b) of this Section.

     (h) Each certificate signed by any Selling Stockholder (or officer thereof) and delivered to the Underwriters or counsel for the Underwriters in connection herewith shall be deemed to be a representation and warranty by such Selling Stockholder to the Underwriters as to the matters covered thereby.]

     2. PURCHASE, SALE AND DELIVERY OF THE SECURITIES. (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, (i) the Company hereby agrees [and the Selling Stockholders agree, severally and not jointly,] to sell the Securities to the Underwriters and (ii) each Underwriter hereby agrees, severally and not jointly, to purchase from the Company [and the Selling Stockholders], at the purchase price set forth in Schedule I hereto, the amount of the Underwritten Securities set forth opposite the name of such Underwriter's name in Schedule II hereto.

     (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company [and the Selling Stockholders] hereby grant[s] an option to the several Underwriters to purchase, severally and not jointly, up to the number of Option Securities set forth in
Schedule I [and Schedule III, respectively,] at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Company [and such Selling Stockholders] setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The maximum number of Option Securities to be sold by the Company is _______ [and the maximum aggregate number of Option Securities to be sold by the Selling Stockholders is ______]. [The maximum number of Option Securities which each Selling Stockholder agrees to sell is set forth in Schedule III hereto.] In the event that the Underwriters exercise less than their full over-allotment option, the number of Option Securities to be sold by the Company [and each Selling Stockholder listed on Schedule III] shall be, as nearly as practicable, in the same proportion as the maximum number of Option Securities to be sold by the Company [and each Selling Stockholder] and the number of Option Securities to be sold. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as the Representatives in their absolute discretion shall make to eliminate any fractional shares.

     (c) Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made on the date and the time specified in Schedule I hereto or at such time or such later date not more than three Business Days after the foregoing date as the Underwriters shall designate, which date and time may be postponed by agreement among the Representatives [, the Selling Stockholders] and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the [respective aggregate] purchase price[s] [thereof] of the Securities being sold by the Company and each of the Selling Stockholders] to or upon the order of the Company [and the Selling Stockholders] by wire transfer of immediately available funds to an account or accounts to be designated by the Company [and the Selling Stockholders] at least one business day prior to the Closing Date.

     Each Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Stockholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

     If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company [and the Selling Stockholders] will deliver the Option Securities (at the expense of the Company) to the Representatives, at [address], on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company [and the Selling Stockholders] by wire transfer payable in same-day funds to an account specified by the Company [and the Selling Stockholders]. If settlement for the Option Securities occurs after the Closing Date, the Company [and the Selling Stockholders] will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

     The Securities shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least two full business days prior to the Closing Date. The Company will permit the Representatives to examine and package such Securities for delivery at least one full business day prior to the Closing Date.

     Each of the Underwriters hereby, severally and not jointly, represents and warrants to, and agrees with, the Company that it will, during its initial distribution of the Securities, furnish to each person to whom it sells any Securities a copy of the Prospectus.

     3. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

     4. AGREEMENTS. [(i)] The Company covenants and agrees with the Underwriters as follows:

     (a) The Company will cooperate with the Underwriters in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Securities.

     (b) At any time during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, the Company will give the Representatives notice of its intention to prepare any supplement to the Prospectus or amendment to the Registration Statement, will furnish the Representatives with copies of any such amendment, supplement or other document a reasonable amount of time prior to such proposed filing or use, and will not use any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object within five days of being furnished a copy thereof. Subject to the foregoing sentence, if filing of the Prospectus is required under Rule 424(b), the Company will cause the Prospectus including any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, of any request by the Commission for any amendment to the Registration Statement or amendment or supplement to the Prospectus or for any additional information, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain, as soon as possible, the withdrawal thereof.

     (c) The Company have furnished or will furnish to the Representatives such number of copies of the Prospectus as the Representatives may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the Act. The Company will furnish to the Representatives, without charge, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, such number of copies of the Prospectus (as amended or supplemented) as the Representatives may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed via EDGAR, except to the extent permitted by Regulation S-T.

     (d) The Company will comply with the Act, the Exchange Act, the Act Regulations, and the regulations promulgated under the Exchange Act so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when the Prospectus is required by the Act or the Exchange Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Act or the Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 4(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Representatives, without charge, such number of copies of such amendment or supplement as the Representatives may reasonably request.

     (e) At any time during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, the Company and each of its subsidiaries will, as required, file promptly all documents required to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act.

     (f) The Company will, if requested by the Underwriters, use its best efforts in cooperation with the Underwriters to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

     (g) The Company will, for the shorter of the period the Securities remain outstanding and five years from the Closing Date, deliver to the Representatives copies of annual reports and copies of all other documents, reports and information furnished by the Company or any of its subsidiaries to their securityholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Exchange Act.

     (h) The Company shall apply the net proceeds of their sale of the Securities as set forth in the Prospectus.

     (i) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the 1940 Act or the rules and regulations thereunder.

     (j) Except as described in or contemplated by the Prospectus, the Company will not, without the prior written consent of the Representatives (which consent will not be unreasonably or untimely withheld), issue, sell, offer or agree to sell, or otherwise dispose of, directly or indirectly, other [Ordinary][Preference] Shares or any securities convertible into, or exercisable, or exchangeable for, [Ordinary][Preference] Shares; or publicly announce an intention to effect any such transaction, until the Business Day set forth on Schedule I hereto, provided, however, that the Company may (i) issue Ordinary Shares pursuant to any stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time; (ii) issue options to purchase Ordinary Shares pursuant to any stock option plan in effect at the Execution Time; (iii) the Company may issue Ordinary Shares issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time; and (iv) may engage in such other transactions, if any, specified in Schedule I.

     (k) The Company will not claim the benefit of any usury laws against any holders of Securities.

     (l) The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Act.

     (m) The Company will use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

     [ii) Each Selling Stockholder agrees with the several Underwriters that:

     (a) Such Selling Stockholder will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of _____________ days after the date of this Agreement, other than Ordinary Shares disposed of as bona fide gifts approved by the Representatives.

     (b) Such Selling Stockholder will not take any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

     (c) Such Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Act, of (i) any material change in the properties, results of operations, financial condition or prospects of the Company and its subsidiaries, taken as a whole, (ii) any change in information in the Registration Statement or the Prospectus relating to such Selling Stockholder or (iii) any new material information relating to the Company or relating to any matter stated in the Prospectus which comes to the attention of such Selling Stockholder.]

     5. PAYMENT OF EXPENSES. The Company agrees that whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, they will pay the Underwriters severally through the Representatives on demand and be responsible for all costs, charges, liabilities, expenses, fees and taxes incurred in connection with or incident to (i) the preparation, printing (including word processing), distribution and delivery of the Registration Statement (including financial statements and exhibits), as originally filed and all amendments and supplements thereto, (ii) the preparation, printing (including word processing), execution, distribution and delivery of this Agreement, the certificates representing the Securities, the preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed, distributed and delivered in connection with the offering of the Securities (excluding in each case any fees and disbursements of counsel for the Underwriters, other than such fees and disbursements relating to the printing and delivery of the preliminary and final Blue Sky Memoranda specified in clause (iii) below), (iii) the qualification of the Securities for offer and sale under the securities or Blue Sky laws of the jurisdictions referred to in paragraph 3(a) (including in each case the reasonable fees and disbursements of counsel for the Underwriters relating to such qualification and any memoranda relating thereto and any filing fees in connection therewith), (iv) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be reasonably requested for use in connection with the offering or sale of the Securities by the Underwriters or by dealers to whom Securities may be sold, (v) the rating of the Securities by one or more rating agencies and (vi) the performance by the Company of its other obligations under this Agreement, including (without limitation) all expenses and taxes incident to the sale and delivery of the Securities to the Underwriters. The Company hereby agrees and acknowledges that the Underwriters shall not be responsible for any fees or expenses of the Company in connection with the performance by it of its obligations under this Agreement.

     6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Underwritten Securities and any Option Securities, as the case may be, under this Agreement are subject to the satisfaction of each of the following conditions:

     (a) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act and no proceedings for that purpose shall have been initiated or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable.

     (b) All the representations and warranties of the Company [and the Selling Stockholders] contained in this Agreement [and the Warrant Agreement] shall be true and correct on the Closing Date and any settlement date pursuant to Section 2 hereof with the same force and effect as if made on and as of the Closing Date. The Company [and the Selling Stockholders] shall have performed or complied with all of [its] [their] obligations and agreements herein contained and required to be performed or complied with by it prior to the Closing Date and any settlement date pursuant to Section 3 hereof.

     (c) (i) Since the date of the latest balance sheet of the Company included in the Registration Statement or the Prospectus there shall not have been any Material Adverse Change, or any development involving a prospective Material Adverse Change, (ii) since the date of the latest balance sheet of the Company included in the Registration Statement or the Prospectus there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the capital stock or debt of the Company or its subsidiaries, (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectus and (iv) on the Closing Date the Representatives shall have received a certificate of the Company, dated the Closing Date, signed by the Chief Financial Officer and Executive Vice President-Corporate Development of the Company, in their capacities as officers of the Company, confirming the matters set forth in paragraphs (b) and (c) of this Section 6.

     (d) The Representatives shall have received on the Closing Date an opinion (reasonably satisfactory to the Representatives and counsel for the Underwriters), dated the Closing Date, of Charles D. Adamo, Esq., General Counsel of the Company, to the effect that:

          (i) (A) all Authorizations of the Company and its subsidiaries are valid and in full force and effect; and (B) to the best of such counsel's knowledge, each of the Company, its subsidiaries and TCA is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto, except where the failure to have such Authorizations or to be in compliance could not reasonably be expected to have a Material Adverse Effect;

          (ii) the descriptions in the Registration Statement or the Prospectus of contracts to which any of the Company, any of its subsidiaries, SIML or TCA is a party have been reviewed by such counsel and are accurate summaries thereof in all material respects (except for financial data included therein or omitted therefrom, as to which counsel need express no opinion); to the best of such counsel's knowledge, there are no contracts required to be described or referred to in the Registration Statement or required to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto;

          (iii) the Company and each of its subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect;

          (iv) neither (A) the Company nor any of its subsidiaries is not in violation of its charter or by-laws and (B) the Company nor any of its subsidiaries is in default in the performance of any obligation, bond, agreement or condition contained in any bond, note, debenture, indenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, except, in each case, for defaults which could not reasonably be expected to have a Material Adverse Effect;

          (v) there are no legal or governmental proceedings pending or, except as disclosed in the Prospectus, to such counsel's knowledge, threatened to which the Company is a party or to which any of its property is subject which, if determined adversely, would reasonably be expected to have a Material Adverse Effect or adversely affect the performance by the Company of its obligations pursuant to this Agreement;

          (vi) the Incorporated Documents (in each case except for the financial statements and other information of a statistical, accounting or financial nature, as to which such counsel does not express any view), at the time they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations; and

          (vii) the execution, delivery and performance of this Agreement [and the Warrant Agreement] by the Company, the issuance and sale of the Securities and compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of (A) any of the charters or by-laws of the Company or any of its subsidiaries,
     (B) any of the terms or provisions of, or constitute a default under, or cause an acceleration of, any obligation, bond, agreement, or condition contained in any bond, note, debenture, or other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties are subject or (C) to such counsel's knowledge, any laws, administrative regulations or rulings or orders of any court or governmental agency, body or official having jurisdiction over the Company, any of its subsidiaries or their respective properties except in the case of clauses (B) and (C) for such conflicts, breaches or violations that could not reasonably be expected to have a Material Adverse Effect.

     In addition, such counsel shall state that no facts have come to such counsel's attention that caused such counsel to believe that the Registration Statement as of the time such

Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may further state that it assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial, accounting and statistical data included in the Prospectus.

     (e) The Representatives shall have received on the Closing Date an opinion (reasonably satisfactory to the Representatives and counsel for the Underwriters), dated the Closing Date, of Giselle M. Pyfrom, Associate General Counsel of the Company, to the effect that:

          (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Commonwealth of The Bahamas and has the corporate power and authority required to carry on its business as it is currently being conducted or is proposed to be conducted (as discussed in the Prospectus) and to own, lease and operate its properties;

          (ii) the Company has all the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to authorize, issue and sell the Securities as contemplated by this Agreement;

          (iii) all of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable (to the extent governed by Bahamas law), and are owned by the Company, free and clear of any Lien except for the pledges by the Company under the Existing Credit Agreement;

          (iv) the Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of [Ordinary Shares][Preference Shares] [including the Securities being sold hereunder by the Selling Stockholders] have been duly and validly authorized and issued and are fully paid and non-assessable; the Securities [being sold hereunder by the Company] have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and non-assessable; [the Securities being sold by the Selling Stockholders are duly qualified for inclusion on The New York Stock Exchange]; and the Securities being sold hereunder by the Company are duly qualified for inclusion on The New York Stock Exchange; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding; all the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

          (v) this Agreement has been duly and validly authorized, executed and delivered by the Company;

          (vi) the statements in the Prospectus under the caption "Tax Consequences--Certain Bahamian Tax Considerations," (or, if any such caption is not used in the Prospectus, any statements under a caption substantially similar thereto reasonably identified by counsel to the Representatives) insofar as such statements constitute summaries of Bahamian statutes, regulations, legal and governmental proceedings and contracts to which the Company or any of its subsidiaries is a party, have been reviewed by such counsel and are accurate summaries thereof in all material respects;

          (vii) the execution, delivery and performance of this Agreement [and the Warrant Agreement] by the Company, the issuance and sale of the Securities, compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not conflict with or constitute a breach or violation of (A) any Bahamian laws or administrative regulations, (B) rulings or orders of any Bahamian court or governmental agency, body or official having jurisdiction over the Company, any of its Bahamian subsidiaries or their respective properties or (C) the respective Memorandum or Articles of Association of the Company or any of its Bahamian Subsidiaries;

          (viii) no authorization, approval, consent or order of any governmental or regulatory agency, body or official or any court of the Commonwealth of The Bahamas is required to be obtained in connection with the issuance and sale of the Securities or the consummation of the transactions contemplated by this Agreement [or the Warrant Agreement];

          (ix) to the best of such counsel's knowledge, after due inquiry, neither the Company nor any of its Bahamian subsidiaries is in default or violation of any Bahamian laws, administrative regulations or order of any court or governmental agency, body, department, authority, board or official or other regulatory body.

     (f) The Representatives shall have received on the Closing Date an opinion (reasonably satisfactory to the Representatives and counsel for the Underwriters), dated the Closing Date, of Cravath, Swaine & Moore, United States counsel for the Company, to the effect that:

          (i) to our knowledge, no authorization, approval or other action by, and no notice to, consent of, order of, or filing with, any United States Federal or New York governmental authority or regulatory body is required for the consummation of the transactions contemplated by the Underwriting Agreement [or the Warrant Agreement], except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the

     Underwritten Securities by the Underwriters;

          (ii) the Securities conform in all material respects as to legal matters to the descriptions thereof contained in the Prospectus;

          (iii) the statements made in the Prospectus under the heading "Tax Consequences--Certain United States Tax Consequences to Non-U.S. Holders," (or, if such heading is not used in the Prospectus, any statements under a heading substantially similar thereto reasonably identified by counsel to the Representatives) insofar as they purport to describe the material U.S. Federal tax consequences of an investment in the Securities by a Non-U.S. Holder (as defined in the Prospectus), fairly summarize the matters therein described.

          (iv) neither the Company nor any of its subsidiaries is an "investment company" within the meaning of, or is registered or otherwise required to be registered under, the Investment Company Act of 1940, as amended; and

          (v) the Registration Statement became effective under the Act on _______, 20__ and thereupon the offering of the Securities as contemplated by the Prospectus became registered under the Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act. The required filing of the Prospectus under Rule 424(b) has been made in the manner and within the time frame required by Rule 424(b).

     In addition, such counsel shall state that it has participated in conferences with certain officers of, and with the accountants for, the Company concerning the preparation of the Registration Statement and the Prospectus. Such counsel shall also advise you that, although it has made certain inquiries and investigations in connection with the preparation of the Registration Statement and the Prospectus, the limitations inherent in the role of outside counsel are such that it cannot and does not assume responsibility for the accuracy or completeness of the statements made in the Registration Statement and Prospectus, except insofar as such statements relate to such counsel. Such counsel shall also state that subject to the foregoing, such counsel's work in connection with this matter did not disclose any information that gave such counsel reason to believe that: (i) the Registration Statement, at the time the Registration Statement became effective, or the Prospectus, as of its date and the Closing Date (in each case except for the financial statements and other information of a statistical, accounting or financial nature included therein, and the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement, as to which such counsel does not express any view), was not appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; or
(ii) the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Without limiting the foregoing, such counsel may further state that it assumes no responsibility for, expresses no view as to, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial, accounting and statistical data included in the Prospectus. Such counsel may also state that it has assumed in its examination of all relevant documents the genuineness of all signatures, has relied as to factual matters upon the statements of officers and other representatives of the Company and as to matters relating to the laws of other jurisdictions, on the opinions of local counsel for the Company in such jurisdictions, as to which laws such counsel need express no opinion.

     (g) The Representatives shall have received on the Closing Date an opinion (satisfactory to the Representatives and counsel for the Underwriters), dated the Closing Date, of Dorsey & Whitney and Rome McGuigan Sabanosh P.C., special counsel to the Company, to the effect that:

          (i) Sun Cove has been duly incorporated and is a corporation validly existing and in good standing under the laws of the State of Connecticut, with full corporate power and authority to own, lease and operate its properties and conduct its businesses as described in the Prospectus;

          (ii) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a breach or violation of (A) any Connecticut laws or administrative regulations applicable to Sun Cove, (B) rulings or orders of any Connecticut court or governmental agency, body or official having jurisdiction over Sun Cove or its properties or (C) the charter and by-laws of Sun Cove;

          (iii) none of the issuance and sale of the Securities or the performance of the Company's obligations pursuant to this Agreement or the receipt of payments by TCA under the Mohegan Sun Casino relinquishment agreement will violate any federal, tribal or Connecticut statute, rule or regulation with respect to gaming to which the Company, its subsidiaries or TCA is subject or by which any of them is bound or to which any of their properties are subject;

          (iv) no authorization, approval, consent or order of any federal, tribal or Connecticut authority with jurisdiction over gaming is required to be obtained in connection with the issuance and sale of the Securities and the transactions contemplated by this Agreement;

          (v) each of the Company, its subsidiaries, TCA and their employees has such permits from all regulatory or governmental officials, bodies and tribunals, federal, tribal or Connecticut, with respect to gaming laws, as are necessary to conduct its business in the manner described in the Prospectus; and

          (vi) the TCA partnership agreement is a valid and binding agreement of Sun Cove, enforceable against Sun Cove in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     (h) The Representatives shall have received on the Closing Date an opinion (reasonably satisfactory to the Representatives and counsel for the Underwriters), dated the Closing Date, of Conyers, Dill & Pearman, British Virgin Islands counsel to the Company, to the effect that:

          (i) SIML is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands;

          (ii) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby will not conflict with or constitute a breach or violation of (A) any British Virgin Islands laws or administrative regulations, (B) rulings or orders of any British Virgin Islands court or governmental agency, body or official having jurisdiction over SIML or its properties or (C) the charter and by-laws of SIML; and

          (iii) to the best knowledge of such counsel, after due inquiry, SIML is not in material default under, or in material violation of, any material laws or regulations or any order of any court or governmental agency, authority, department, board or other regulatory body.

     The opinions of Charles D. Adamo, Giselle M. Pyfrom, Cravath, Swaine & Moore, Dorsey & Whitney, Rome McGuigan Sabanosh P.C. and Conyers, Dill & Pearman described in paragraphs (d), (e), (f), (g) and (h) above shall be rendered to the Representatives at the request of the Company and shall so state therein.

     (i) The Representatives shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Underwriters, an opinion dated the Closing Date as to such matters as the Representatives may reasonably require.

     (j) The Representatives shall have received at or prior to the Closing Date from Skadden, Arps, Slate, Meagher & Flom LLP, a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Securities under the state securities or Blue Sky laws of such jurisdictions as the Underwriters may reasonably have designated to the Company.

     (k) The Representatives shall have received at the Execution Time and on the Closing Date a letter, dated as of the Execution Time and the Closing Date, respectively, in form and substance satisfactory to the Representatives, of Arthur Andersen LLP (or other accountants of national standing selected by the Company) confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them comply in form in all material respects with the applicable accounting requirements of the

Act and the related published Rules and Regulations, and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to an Underwriter with respect to the financial statements and certain financial and statistical information contained in the Prospectus.

     (l) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each person listed in Schedule I.

     [(m) The Representatives and the Company shall have received on the Closing Date an opinion (reasonably satisfactory to the Representatives and counsel for the Underwriters and the Company and counsel to the Company), dated the Closing Date, of _______________, counsel to the Selling Shareholders, addressing such matters as we reasonably request, including but not limited to the effect that:

     (i) this Agreement [and the Custody Agreement and Power of Attorney] has [have] been duly [authorized,] executed and delivered by the Selling Stockholders [, the Custody Agreement is valid and binding on the Selling Stockholders] and each Selling Stockholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement [and the Custody Agreement] the Securities being sold by such Selling Stockholder hereunder;

     (ii) the delivery by each Selling Stockholder to the several Underwriters of certificates for the Securities being sold hereunder by such Selling Stockholder against payment therefor as provided herein, will pass good and marketable title to such Securities to the several Underwriters, and assuming that the Underwriters purchased such Securities in good faith and without notice of an adverse claim within the meaning of the Universal Commercial Code, free and clear of all liens, encumbrances, equities and claims whatsoever;

     (iii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by any Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

     (iv) neither the sale of the Securities being sold by any Selling Stockholder nor the consummation of any other of the transactions herein contemplated by any Selling Stockholder or the fulfillment of the terms hereof by any Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or [the charter or By-laws of the Selling Stockholder or] the terms of any indenture or other agreement or instrument known to such counsel and to which any Selling Stockholder [or any of its subsidiaries] is a party or bound, or any judgment, order or decree known to such counsel to be applicable to any Selling Stockholder [or any of its subsidiaries] of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Stockholder [or any of its subsidiaries].

     [(n) Each Selling Stockholder shall have furnished to the Representatives and the Company a certificate, signed by [the Chairman of the Board or the President and the principal financial or accounting officer of] such Selling Stockholder, dated the Closing Date, to the effect that the signer[s] of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of such Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.]

     The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Underwriters and to Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Underwriters.

     If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representatives or to counsel for the Underwriters pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and special counsel for the Underwriters, all of the Underwriters' obligations hereunder may be cancelled by the Representatives at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company [and each Selling Stockholder] in writing, or by telephone, telex or telegraph, confirmed in writing.

     7. INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless (i) each Underwriter,
(ii) each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of any Underwriter or any controlling person, against any and all losses, liabilities, claims, damages and out-of-pocket expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, investigation or proceeding, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any such person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment thereof, or arise out of or are based upon the omission or alleged omission therefrom of a material fact necessary to make the statements therein not misleading or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus, or in any supplement thereto, or arise out of or are based upon the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense are caused by an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Underwriter Information; provided, further, that the Company shall not be liable to any Underwriter or any person set forth in clauses (ii) and (iii) above with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus to the extent that any such liabilities of an Underwriter result from the fact that such Underwriter sold Securities to a person as to whom it shall be established by a court of competent jurisdiction in a final judgment not subject to appeal or review that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented if the Company has previously furnished copies thereof to such Underwriter (directly or through the Representatives) and the liabilities of such Underwriter result from an untrue statement or omission of a material fact contained in the preliminary prospectus which was corrected in the Prospectus or in the Prospectus as then amended or supplemented. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including under this Agreement.

     [(b) Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless (i) the Company, (ii) each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of the Company, any controlling person and each other Selling Stockholder, if any, against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus, or in any supplement thereto, or arise out of or are based upon the omission therefrom of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Selling Stockholder Information. This indemnity agreement will be in addition to any liability which any Selling Stockholder may otherwise have.]

     [(c)] Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless (i) the Company, (ii) each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of the Company, any controlling person [and each Selling Stockholder] against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus, or in any supplement thereto, or arise out of or are based upon the omission therefrom of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriter Information. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have, including under this Agreement. The Company [and the Selling Stockholders] acknowledge[s] that the statements described in
Schedule I to this Agreement constitute the only Underwriter Information.

     [(d)] Promptly after receipt by an indemnified party under subsection [(a)], [(b)] or [(c)] above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent such indemnifying party has been materially prejudiced by such failure as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties, it being understood, however, that the indemnifying parties shall not, in connection with any one such action or separate but substantially similar related actions arising out of the same general allegations or circumstances, be liable for fees and expenses of more than one separate firm of attorneys (in addition to any appropriate local counsel) at any time for the indemnified parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

     8. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, then each indemnifying party shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company [or by the Selling Stockholders], any contribution received by the Company [or by the Selling Stockholders] from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and directors of the Company) to which any indemnifying person may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company[, the Selling Stockholders] and by the Underwriters from the offering of the Securities or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company[, the Selling Stockholders] and of the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company[, and the Selling Shareholders], on the one hand, and the Underwriters, on the other hand, shall be deemed to be, (x) in the case of the Company [and the Selling Shareholders], the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company [and the Selling Shareholders] and (y) in the case of the Underwriters, the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company [and the Selling Stockholders], on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and [by the Selling Stockholders, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company[, the Selling Stockholders] and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the

Exchange Act and each director of the Company shall have the same rights to contribution as any, subject in each case to clauses (i) and (ii) of this
Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

     9. DEFAULT BY AN UNDERWRITER.

     (a) If any Underwriter shall default in its obligation to purchase the Securities hereunder, any other Underwriter may in its discretion arrange for itself or for another party or parties to purchase such Securities to which such default relates on the terms contained herein. In the event that within five (5) calendar days after such a default the Representatives do not arrange for the purchase of the Securities to which such default relates as provided in this
Section 9, this Agreement shall thereupon terminate, without liability on the part of the Company [or the Selling Stockholders] with respect thereto (except in each case as provided in Section 5, 7(a) and 8 hereof) or the non-defaulting Underwriter, but nothing in this Agreement shall relieve a defaulting Underwriter of its liability, if any, to the other Underwriters[,] [or] the Company [or the Selling Stockholders] for damages occasioned by its or their default hereunder.

     (b) In the event that the Securities to which the default relates are to be purchased by any non-defaulting Underwriter, or are to be purchased by another party or parties as aforesaid, the Representatives, the Company [or the Selling Stockholders] shall have the right to postpone the Closing Date for a period, not exceeding seven (7) business days, in order to effect whatever changes may thereby be made necessary in the Prospectus or in any other documents and arrangements. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Securities.

     10. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements of the Underwriters, the Company [and the Selling Stockholders] contained in this Agreement, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling person thereof or by or on behalf of the Company [, the Selling Stockholders], any of their respective officers and directors or any controlling person thereof, and shall survive delivery of any payment for the Securities to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8 and 11(c) hereof shall survive the termination of this Agreement including pursuant to Section 11 hereof.

     11. TERMINATION.

     (a) The Representatives shall have the right to terminate this Agreement at any time prior to the Closing Date if (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (ii) trading generally on the New York or American Stock Exchanges shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York or American Stock Exchanges by the New York or American Stock Exchanges or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a general banking moratorium has been declared by New York State, federal or Bahamian authorities or if any new restriction materially adversely affecting the distribution of the Securities shall have become effective; or (iv)(A) the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been a change in political, financial or economic conditions if the effect of any such event in
(i) or (ii) is such as in your judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Securities on the terms contemplated by the Prospectus; or (v) there shall have been any material adverse change on the properties, results of operations, financial condition or prospects of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus.

     (b) Any notice of termination pursuant to this Section 11 shall be by telephone, telex, or telegraph, confirmed in writing by letter.

     (c) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by the Representatives as provided in Section 11(a) hereof or (ii) Section 9(a) hereof), or if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company [or any Selling Stockholder] to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Underwriters, reimburse the Underwriters through the Representatives for all out-of-pocket expenses (including the fees and expenses of counsel for the Underwriters), incurred by the Underwriters in connection herewith. [If the Company is required to make any payments to the Underwriters under this Section 11(c) because of any Selling Stockholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 6, the Selling Stockholders pro rata in proportion to the percentage of Securities to be sold by each shall reimburse the Company on demand for all amounts so paid.]

     12. NOTICE. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and effective only on receipt, and, if sent to the Company, will be mailed or delivered to Charles D. Adamo, Esq., Sun International Hotels Limited, Coral Towers, Paradise Island, The Bahamas, with a copy to Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York, 10019, Attention: D. Collier Kirkham, Esq; or if sent to any Selling Stockholder, will be mailed, delivered or telefaxed and confirmed to it at the address set forth in Schedule III hereto; or if sent to any Underwriter, will be mailed, faxed or delivered as set forth in Schedule I with a copy to Skadden, Arps, Slate, Meagher & Flom LLP,

300 South Grand Avenue, Suite 3400, Los Angeles, California 90071, Attention:
Nicholas Saggese, Esq., or in any case to such other address as the person to be notified may have requested in writing.

     13. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon the Underwriters[,] [and] the Company [and the Selling Stockholders] and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Securities from an Underwriter.

     14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     16. HEADINGS. The section headings used herein are for convenience and shall not affect the construction hereof.

     17. DEFINITIONS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

     "Act" shall mean the Securities Act of 1933, as amended and the rules and regulations of the Commission promulgated thereunder.

     "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York or the New York Stock Exchange are authorized or obligated by law or executive order to close.

     "Commission" shall mean the Securities and Exchange Commission.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

     If the foregoing correctly sets forth the understanding between the Underwriters and the Company [and the Selling Stockholders], please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.


                                        Very truly yours,

                                        SUN INTERNATIONAL HOTELS LIMITED

                                        By: __________________________

                                        Name:

                                        Title:



                                        SUN INTERNATIONAL NORTH AMERICA, INC.

                                        By: __________________________

                                        Name:

                                        Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

[REPRESENTATIVES]



By:________________________
   Name:
   Title:



For each of themselves and the other
several Underwriters named in
Schedule II to the foregoing Agreement.

                                   SCHEDULE I

Underwriting Agreement dated

Registration Statement No.

Representative(s):

Title, Purchase Price and Description of Securities:

     Title:

     Number of Underwritten Securities to be sold by the Company:

     Number of Option Securities:

     Price to Public per Share (include accrued dividends, if any):

     Price to Public - Total:

     Underwriting Discount per Share:

     Underwriting Discount - Total:

     Proceeds to Company per Share:

     Proceeds to Company - Total:

     Stock Exchange Listing:

     Other provisions:

Persons to deliver letters pursuant to Section 6(l):

Closing Date, Time and Location:                , 20___  at 10:00 a.m. at
                     the offices of Cravath, Swaine & Moore, 825
                     Eighth Avenue, New York, New York 10019

Type of Offering:  Non-delayed

Date referred to in Section 4(j) after which the Company may offer or sell Underwritten Securities of the Company or their subsidiaries without the consent of the Representative(s):

Underwriter Information furnished to the Company through the Representative(s) for purposes of Section 7(b):

Contact information for notices to Underwriters pursuant to Section 12:

                                   SCHEDULE II



                              NUMBER OF              NUMBER OF OPTION
                          SECURITIES TO BE           SECURITIES TO BE
   UNDERWRITER                PURCHASED                  PURCHASED
   -----------            ----------------           ----------------










        Total:            $                          $

                                 SCHEDULE III


      SELLING            NUMBER OF UNDERWRITTEN        MAXIMUM NUMBER OF OPTION
   STOCKHOLDERS          SECURITIES TO BE SOLD           SECURITIES TO BE SOLD
   ------------          ----------------------        ------------------------

[name]

[address, fax no.]

[name]

[address, fax no.]



          Total:         $                             $

EXHIBIT A

                          [Form of Lock-Up Agreement]

           [Letterhead of officer, director or major stockholder of

                       Sun International Hotels Limited]


                       Sun International Hotels Limited
               Public Offering of [Ordinary][Preference] Shares





                                                               _______ , 20___

[Representatives]

As Representative[s] of the several Underwriters,
[c/o           ]
[Address]


Ladies and Gentleman:


     This letter agreement (this "Agreement") relates to the proposed public offering (the "Offering") by Sun International Hotels Limited, an international business company organized under the laws of the Commonwealth of The Bahamas (the "Company"), of its ordinary shares, $.001 par value (the "Stock").

     In order to induce you [and the other underwriters for which you act as representative[s] (the "Underwriters")] to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. ("Bear Stearns"), during the period from the date hereof until ________ (____) days from the date of the final prospectus for the Offering (the "Lock-Up Period"), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and
(b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein "Relevant Security" means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

     The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.1

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by telecopier or facsimile transmission shall be effective as delivery of the original hereof.

                                           Very truly yours,


                                           By:  _____________________________

                                           Print Name: _______________________